Exhibit 99.1 Spirit of Texas Bancshares, Inc. Stephens Texas Bank Field Trip 2021 February 3, 2021 1 SPIRIT SPIRIT OF OF TEXAS TEXASExhibit 99.1 Spirit of Texas Bancshares, Inc. Stephens Texas Bank Field Trip 2021 February 3, 2021 1 SPIRIT SPIRIT OF OF TEXAS TEXAS

Important Information ABOUT SPIRIT OF TEXAS BANCSHARES, INC. Spirit of Texas Bancshares, Inc. (“Spirit,” “STXB,” “Company,” “we,” “our” or “us”), through its  wholly‐owned subsidiary, Spirit of Texas Bank (the “Bank”), provides a wide range of relationship‐driven commercial banking  products and services tailored to meet the needs of businesses, professionals and individuals. Spirit of Texas Bank has 36 locations in the  Houston, Dallas/Fort Worth, Bryan/College Station, San Antonio‐New Braunfels,  Austin, Tyler and Corpus Christi metropolitan areas, as well as in North Central and North East Texas. Please visit www.sotb.com for more information. Our website is an inactive textual reference only. FORWARD‐LOOKING STATEMENTS This presentation contains, and future oral and written statements of the Company and its management may contain, forward‐looking statements  within the meaning of the Private Securities Litigation Reform Act of  1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities  Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward‐ looking. Forward‐looking statements are typically, but not exclusively, identified by the use of forward‐looking terminology such as “believes,”  “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends”  “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or  similar words or phrases that are predictions of or indicate future events or trends and that do not relate  solely to historical matters. You can also identify forward‐looking statements by discussions of strategy, plans or intentions. Forward‐looking statements involve numerous risks and uncertainties and you should not rely  on them as predictions of future events. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated  in the forward‐looking statements: the  impact of the COVID‐19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in  response to such pandemic, such as the Coronavirus Aid, Relief, and Economic  Security Act and the programs established thereunder, and the Bank’s participation in such programs; business and economic conditions generally  and in the bank and non‐bank financial services industries, nationally  and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends;  risks related to the integration of acquired businesses and any future acquisitions; the  inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations or other acquisitions; our  ability to successfully identify and address the risks associated with our  recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge‐offs; time and  effort necessary to resolve nonperforming assets; adequacy of loan loss reserves; inaccuracy of the assumptions and estimates we make in  establishing reserves for probable loan losses and other estimates and  projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment  securities, goodwill, other intangible assets or deferred tax assets; our risk management  strategies; increased competition in the bank and non‐bank financial services industries, nationally, regionally or locally, which may adversely  affect pricing and terms; the accuracy of our financial statements and  related disclosures and those of companies we acquire; material weaknesses in our internal control over financial reporting; system failures or  failures to prevent breaches of our network security; other economic,  competitive, governmental, or technological factors affecting our operation, markets, products, services, and prices; the institution and outcome of  litigation and other legal proceedings against us or to which we  become subject; unanticipated regulatory or judicial proceedings and liabilities and other costs; changes in any applicable law, rule, regulation,  policy, guideline, or practice governing or affecting bank holding  companies and their subsidiaries, or with respect to tax or accounting principles, securities or otherwise, and their application by our  regulators; governmental monetary and fiscal policies; increases in our capital  requirements; and other risks identified in Spirit’s Annual Report on Form 10‐K for the year ended December 31, 2019, filed with  the Securities and Exchange Commission (“SEC”) on March 16, 2020, its Quarterly Reports  on Form 10‐Q, its Current Reports on form 8‐K and its other filings with the SEC. While forward‐looking statements reflect our good‐faith beliefs, they are not guarantees of future performance. All forward‐looking statements are necessarily only estimates of future results. Accordingly, actual  results may differ materially from those expressed in or contemplated by the particular forward‐looking statement, and, therefore, you are  cautioned not to place undue reliance on such statements. Further, any  forward‐looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any  forward‐looking statement to reflect events or circumstances after the date on which the  statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. 2 SPIRIT SPIRIT OF OF T TEXAS EXASImportant Information ABOUT SPIRIT OF TEXAS BANCSHARES, INC. Spirit of Texas Bancshares, Inc. (“Spirit,” “STXB,” “Company,” “we,” “our” or “us”), through its wholly‐owned subsidiary, Spirit of Texas Bank (the “Bank”), provides a wide range of relationship‐driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. Spirit of Texas Bank has 36 locations in the Houston, Dallas/Fort Worth, Bryan/College Station, San Antonio‐New Braunfels, Austin, Tyler and Corpus Christi metropolitan areas, as well as in North Central and North East Texas. Please visit www.sotb.com for more information. Our website is an inactive textual reference only. FORWARD‐LOOKING STATEMENTS This presentation contains, and future oral and written statements of the Company and its management may contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward‐ looking. Forward‐looking statements are typically, but not exclusively, identified by the use of forward‐looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward‐looking statements by discussions of strategy, plans or intentions. Forward‐looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward‐looking statements: the impact of the COVID‐19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and the programs established thereunder, and the Bank’s participation in such programs; business and economic conditions generally and in the bank and non‐bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations or other acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge‐offs; time and effort necessary to resolve nonperforming assets; adequacy of loan loss reserves; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates and projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; increased competition in the bank and non‐bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures and those of companies we acquire; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; other economic, competitive, governmental, or technological factors affecting our operation, markets, products, services, and prices; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; unanticipated regulatory or judicial proceedings and liabilities and other costs; changes in any applicable law, rule, regulation, policy, guideline, or practice governing or affecting bank holding companies and their subsidiaries, or with respect to tax or accounting principles, securities or otherwise, and their application by our regulators; governmental monetary and fiscal policies; increases in our capital requirements; and other risks identified in Spirit’s Annual Report on Form 10‐K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020, its Quarterly Reports on Form 10‐Q, its Current Reports on form 8‐K and its other filings with the SEC. While forward‐looking statements reflect our good‐faith beliefs, they are not guarantees of future performance. All forward‐looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward‐looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward‐looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward‐looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. 2 SPIRIT SPIRIT OF OF T TEXAS EXAS

Experienced Executive Leadership

Dean O. Bass
Chairman and Chief Executive Officer



- Founded the Company in 2008
- Over 46 years of banking experience
- Founder, President and Chief Executive Officer of Royal Oaks Bank
- Former National Bank Examiner for the Office of the Comptroller of the Currency
- Former Director of the Texas Bankers Association

David M. McGuire
President, Director and Chief Lending Officer



- Over 39 years of banking experience
- Co-Founder, President and Chief Lending Officer of Royal Oaks Bank
- Former Chief Executive Officer of Sterling Bank's Fort Bend office

Jerry D. Golemon
Executive Vice President and Chief Operating Officer



- Over 40 years of banking experience
- Former Chief Financial Officer of Bank4Texas Holdings
- Former Chief Financial Officer, Director and Founder of Texas National Bank
- Certified Public Accountant

Allison S. Johnson
Chief Financial Officer and Chief Accounting Officer



- Over 11 years of financial services experience
- Former SEC Reporting Manager for Florida Community Bank
- Certified Public Accountant

SPIRIT OF TEXAS

Source: Company SEC filings and management

3

Spirit of Texas Franchise Overview Footprint § Community bank founded in 2008 through the acquisition of Snook Bancshares, Inc. § Headquartered in Conroe, Texas (greater Houston SMSA) § 36 branch locations, with a presence in the greater Houston, Dallas/Fort Worth, Austin and San Antonio, Corpus Christi and Tyler markets as of 1/31/2021 § New Braunfels LPO closed on 8/31/2020 § Willow Park LPO closed on 9/16/2020 § Sale of certain assets and transfer of certain liabilities associated with the Bank’s branch located at 1010 Bay Area Boulevard, Houston, TX 77058 closed on 10/16/2020 § Millsap branch consolidation located at 107 Fannin Street, Millsap, TX 76066 closed on 11/27/2020 § Sale of certain assets and transfer of certain liabilities associated with the Bank’s branch located at 1220 N. Main Street, Jacksboro, TX 76458 closed on 1/8/2021 § Comanche National Corporation (“Comanche”) acquisition, closed on 11/14/2018, First Beeville Financial Corporation (“Beeville”) acquisition closed on 4/2/2019, and Chandler Bancorp, Inc. (“Citizens”) acquisition closed on 11/5/2019. Simmons branch acquisition closed on 2/28/2020 § Commenced paying dividends in Q3 2020 4 SPIRIT SPIRIT OF OF T TEXAS EXAS Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market IntelligenceSpirit of Texas Franchise Overview Footprint § Community bank founded in 2008 through the acquisition of Snook Bancshares, Inc. § Headquartered in Conroe, Texas (greater Houston SMSA) § 36 branch locations, with a presence in the greater Houston, Dallas/Fort Worth, Austin and San Antonio, Corpus Christi and Tyler markets as of 1/31/2021 § New Braunfels LPO closed on 8/31/2020 § Willow Park LPO closed on 9/16/2020 § Sale of certain assets and transfer of certain liabilities associated with the Bank’s branch located at 1010 Bay Area Boulevard, Houston, TX 77058 closed on 10/16/2020 § Millsap branch consolidation located at 107 Fannin Street, Millsap, TX 76066 closed on 11/27/2020 § Sale of certain assets and transfer of certain liabilities associated with the Bank’s branch located at 1220 N. Main Street, Jacksboro, TX 76458 closed on 1/8/2021 § Comanche National Corporation (“Comanche”) acquisition, closed on 11/14/2018, First Beeville Financial Corporation (“Beeville”) acquisition closed on 4/2/2019, and Chandler Bancorp, Inc. (“Citizens”) acquisition closed on 11/5/2019. Simmons branch acquisition closed on 2/28/2020 § Commenced paying dividends in Q3 2020 4 SPIRIT SPIRIT OF OF T TEXAS EXAS Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market Intelligence

STXB Acquisition History



Total Assets Since Inception ($M)
37% Pro Forma CAGR Through 12/31/2020
2008: Acquisition of Snook Bancshares
2009: Third Coast Bank Branch Deal (2 branches)
2011: Texas Community Bank Branch Deal (3 branches)
2012: Acquisition of Oasis Bank
2013: Acquisition of Peoples Bank (2 branches)
2013: Acquisition of Texas Community Bank (FDIC-Assisted)
2016: PlainsCapital Branch Deal (1 branch)
2018: Acquisition of Comanche (8 branches)
2019: Acquisition of Beeville (3 branches)
2019: Acquisition of Citizens (7 branches)
2020: PPP Loans
2020: Simmons Bank Branch Deal (4 branches)
Initial Public Offering (May 2018)
$53
$144
$201
$322
$463
$79
$670
$205
$706
$844
$980
$1,030
$1,467
$339
$2,824
$439
$437
$3,085
$271
$278
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Total Assets(1)
Acquired Assets

SPIRIT OF TEXAS

1) 2008-2014 total assets represented by bank-level regulatory financial data; 2015-2020 total assets represented by consolidated financial data; figures provided are as of 12/31, unless otherwise specified

Source: Company SEC filings and S&P Global Market Intelligence

5

Proven Franchise Enhancement

Loan to Deposit Ratio(1)


94.9%
104.0%
93.3%
91.6%
Without PPP
97.2%
86.8%
2016
2017
2018
2019
2020

Net Income and Earnings per Share(2)


Taxes & Provision ($M)
Net Income ($M)
EPS
$0.50
$0.63
$1.03
$1.40
$1.79
$6.95
$3.23
$3.72
$10.81
$6.06
$4.75
$14.14
$4.16
$9.98
$29.42
$8.28
$21.14
$50.03
$18.72
$31.31
2016
2017
2018
2019
2020

Return on Average Assets and Net Interest Margin


NIM
Operating ROAA
ROAA
4.09%
4.19%
4.60%
4.58%
4.14%
1.33%
1.62%
1.74%
2.00%
2.60%
0.41%
0.47%
0.89%
1.14%
1.11%
2016
2017
2018
2019
2020

Efficiency Ratio


83.4%
77.6%
75.4%
68.2%
59.9%
2016
2017
2018
2019
2020

SPIRIT OF TEXAS

Note: Figures provided are as of 12/31 unless otherwise specified
Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market Intelligence
(1) Includes $278mm in PPP loans and $23mm in PPP-related deposit accounts
(2)Taxes were $1.6mm, $3.6mm, $2.0mm, $5.4mm and $7.5mm for 2016, 2017, 2018, 2019 & 2020, respectively. Provision was $1.6mm, $2.5mm, $2.2mm, $2.9mm and $11.3mm for 2016, 2017, 2018, 2019 and 2020, respectively.
(3)Operating ROAA calculated as EBIT / Average Total Assets

6

Steady Balance Sheet Growth Total Assets ($000) Total Loans ($000) $2,391,675 $3,085,464 $2,384,622 PPP Loans $1,771,171 $277.8mm $1,466,753 $1,096,885 $1,030,298 $872,933 $980,489 $776,864 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 Total Deposits ($000) Total Equity ($000) $360,779 $345,705 $2,459,135 $1,928,126 $198,796 $1,182,648 $835,368 $814,438 $99,139 $92,896 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 7 SPIRIT SPIRIT OF OF T TEXAS EXAS Note: Figures provided are as of 12/31 unless otherwise specified Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market IntelligenceSteady Balance Sheet Growth Total Assets ($000) Total Loans ($000) $2,391,675 $3,085,464 $2,384,622 PPP Loans $1,771,171 $277.8mm $1,466,753 $1,096,885 $1,030,298 $872,933 $980,489 $776,864 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 Total Deposits ($000) Total Equity ($000) $360,779 $345,705 $2,459,135 $1,928,126 $198,796 $1,182,648 $835,368 $814,438 $99,139 $92,896 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 7 SPIRIT SPIRIT OF OF T TEXAS EXAS Note: Figures provided are as of 12/31 unless otherwise specified Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market Intelligence

Asset Quality Remains Stable

Nonperforming Loans (1) / Loans Held for Investment


Nonperforming Loans ($mm)
Nonperforming Loans / Loans HFI
0.49%
0.41%
0.49%
0.37%
0.36%
$3.8
$3.6
$5.3
$6.5
$8.6
2016
2017
2018
2019
2020

Past Due Trends as a Percent of Total Loans


30-89 DPD
90 + DPD
Nonaccrual
0.49%
0.41%
0.45%
0.37%
0.36%
0.30%
0.17%
0.25%
0.31%
0.17%
0.00%
0.00%
0.03%
0.00%
0.00%
2016
2017
2018
2019
2020

Net Charge-Offs / Average Loans (2)


YTD Net Charge-Offs (000's)
Net Charge-Offs / Average Loans
0.05%
0.14%
0.16%
0.17%
0.09%
$0.3
$1.2
$1.5
$2.4
$2.0
2016
2017
2018
2019
2020

SPIRIT OF TEXAS

Note: Figures provided are as of 12/31 unless otherwise specified
Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market Intelligence
(1) Nonperforming Loans (NPLs) include loans in nonaccrual status. Loans on deferral due to COVID are not counted as NPLs
(2) PPP loans included in totals for average loans and loans held for investment

8

Loan Portfolio

	Organic ($000's)	Acq. Since 2018 ($000's)	Total Bank ($000's)
C&I	$530,770	$59,454	$589,655
Mortgage	268,518	93,840	362,928
Const, Land & Dev	283,754	131,734	415,488
CRE OO	177,986	120,659	298,646
CRE Non OO	443,062	212,829	655,892
Consumer	8,954	3,088	12,042
Municipal	55,050	505	55,555
Total	**$1,768,094**	**$622,111**	**$2,390,205**

- Well diversified portfolio
- Average loan size $241k as of December 31, 2020
- Limited exposure to industries directly impacted by COVID-19 (see slide 10)

Loan Portfolio – Total Bank


Consumer
1%
Municipal
2%
C&I - Other
13%
C&I - PPP
12%
Mortgage
15%
Const, Land & Dev
17%
CRE - OO
13%
CRE - Non OO
27%
$2.39 Billion

SPIRIT OF TEXAS

Note: Figures provided are as of 12/31/2020 unless otherwise specified
Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market Intelligence

9

At-Risk Loan Portfolio At-Risk Loans to Entire Portfolio Restaurants Hospitality Retail Strip 1.4% 3.9% Centers 7.5% At-Risk Portfolio (000’s) Oil & Gas Restaurants $33,022 Direct Hospitality 93,318 2.2% Retail Strip Centers 179,455 Oil & Gas Direct 52,999 Oil & Gas Oil & Gas Indirect 27,292 Indirect Remainder of Portfolio 2,004,119 1.1% Total $2,390,205 Remainder of • Total at-risk exposure is 16.2% of the total Portfolio loan portfolio 83.8% 10 SPIRIT SPIRIT OF OF T TEXAS EXAS Note: Figures provided are as of 12/31/2020 Source: STXB 4Q2020 earnings release and S&P Global Market IntelligenceAt-Risk Loan Portfolio At-Risk Loans to Entire Portfolio Restaurants Hospitality Retail Strip 1.4% 3.9% Centers 7.5% At-Risk Portfolio (000’s) Oil & Gas Restaurants $33,022 Direct Hospitality 93,318 2.2% Retail Strip Centers 179,455 Oil & Gas Direct 52,999 Oil & Gas Oil & Gas Indirect 27,292 Indirect Remainder of Portfolio 2,004,119 1.1% Total $2,390,205 Remainder of • Total at-risk exposure is 16.2% of the total Portfolio loan portfolio 83.8% 10 SPIRIT SPIRIT OF OF T TEXAS EXAS Note: Figures provided are as of 12/31/2020 Source: STXB 4Q2020 earnings release and S&P Global Market Intelligence

Loan Deferrals

Loan Deferrals as of 9/30/20



Restaurants 2.7%
Hospitality 14.4%
Retail Strip Centers 11.4%
Remainder of Deferred Loans 71.5%

4.6%
Deferrals / Loans HFI

Loan Type	Balance (000's)	% of Deferrals
Restaurants	$ 3,037	2.70%
Hospitality	16,322	14.40%
Retail Strip Centers	12,865	11.40%
Oil & Gas Direct	-	0.00%
Oil & Gas Indirect	-	0.00%
Remainder of Deferred Loans	80,757	71.50%
Total	**$ 112,981**	**100.00%**

19.2% Decrease
Deferrals in Q4

Loan Deferrals as of 12/31/20



Restaurants 2.5%
Hospitality 18.0%
Retail Strip Centers 1.6%
Oil & Gas Direct 0.3%
Remainder of Deferred Loans 77.6%

3.8%
Deferrals / Loans HFI

Loan Type	Balance (000's)	% of Deferrals
Restaurants	$ 2,296	2.5%
Hospitality	16,447	18.0%
Retail Strip Centers	1,476	1.6%
Oil & Gas Direct	233	0.3%
Oil & Gas Indirect	-	0.0%
Remainder of Deferred Loans	70,829	77.6%
Total	**$ 91,280**	**100.0%**

SPIRIT OF TEXAS

Source: STXB 4Q2020 earnings release and Company SEC filings, and S&P Global Market Intelligence

11

Allowance for Loan and Lease Losses

- A significant increase in C&D and CRE reserves during 2020 due to qualitative factor deterioration as opposed to credit quality migration
- Incurred loss model is expected to result in a gradual build up in reserves over the next two quarters due to qualitative factors and then unwind as actual losses emerge and charge-offs occur
- We do not expect a material increase in modeled default rates beyond those indicated by where we believe we are in the current credit cycle

Allowance by Loan Type


Consumer 1.0%
Municipal 0.3%
CRE 31.4%
$16.0 Million
0.67%
Gross Coverage Ratio
1.04%
Organic Coverage Ratio(1)
C&I 55.8%
Const, Land & Dev 10.7%
Mortgage 0.9%

Allowance / Nonperforming Loans (2)


Allowance (000's)
Allowance / Nonperforming Loans
114.45%
157.22%
118.18%
104.18%
186.39%
$4,357
$5,652
$6,286
$6,737
$16,026
2016
2017
2018
2019
2020

SPIRIT OF TEXAS

(1) Excludes PPP loans, which are fully guaranteed and not reserved for as of 12/31/2020, and loans acquired through a business combination
(2) Nonperforming Loans (NPLs) include loans in nonaccrual status. Loans on deferral due to COVID are not counted as NPLs
Note: Figures provided are as of 12/31/2020 unless otherwise specified
Source: STXB 4Q2020 earnings release, Company SEC filings and S&P Global Market Intelligence

12

Loan Discount on Acquired Loans

Fair Value Mark by Loan Type



Consumer 0.7%
Municipal 0.1%
C&I 2.4%
1-4 Fam 19.7%
CRE 41.5%
$5.4 Million
Const, Land & Dev 35.6%

- Analysis performed at December 31, 2020 indicated allowance required on the Comanche portfolio, and no other acquired portfolios
- Quarterly accretion contributes approximately 3% to net interest income
- Unamortized discount will accrete into interest income over the next 25 months

SPIRIT OF TEXAS

Note: Figures provided are as of 12/31/2020, unless otherwise specified
Source: STXB 4Q2020 unaudited financial statements

13

Payroll Protection Program (PPP)

- Approved and funded $428.0 million in 3,321 loans as of December 31, 2020 under the CARES Act
- As of December 31, 2020, total PPP fee income recognized was $6.8 million, net of deferred costs
- As of December 31, 2020, $146.9 million of PPP loans have received full forgiveness
- Remaining PPP fee income to be recognized, net of deferred costs is $3.3 million

SPIRIT OF TEXAS

Note: Figures provided are as of 12/31/2020, unless otherwise specified
Source: STXB 4Q2020 unaudited financial statements

14